United States

Securities and Exchange Commission

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒               Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

TFF PHARMACEUTICALS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials:

September 21, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), to be held on Monday, November 7, 2022 at 11:00 a.m. EST.

This year’s Annual Meeting will be held virtually by means of remote communication. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from any location that has Internet connectivity. There will be no physical in-person meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.

In accordance with the Securities and Exchange Commission, or SEC, rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on September 16, 2022 a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting. We urge you to read this information carefully.

Whether or not you attend the Annual Meeting via the Internet, and regardless of the number of shares of TFF that you own, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting over the Internet, or by written proxy, will ensure that your shares are represented at the Annual Meeting.

On behalf of the Board of Directors of TFF, we thank you for your participation.

Sincerely,

Aaron Fletcher, Ph.D.
Chairman of the Board of Directors

TFF PHARMACEUTICALS, INC.

1751 River Run, Suite 400

Fort Worth, Texas 76107

(817) 438-6168

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 7, 2022

The 2022 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), will be held on Monday, November 7, 2022 at 11:00 a.m. EST. This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. Stockholders will be able to attend and listen to the Annual Meeting live, submit questions and vote their shares electronically at the Annual Meeting from virtually any location around the world. In order to attend and vote at the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of November 6, 2022 at 5:00 p.m. EST. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. We will consider and act on the following items of business at the Annual Meeting:

1.	To elect seven (7) directors to serve as members of the Board of Directors of the Company (which we refer to as our “Board”) until the next annual meeting of stockholders and until their successors are duly elected and qualified. The director nominees named in the Proxy Statement for election to our Board are: Aaron Fletcher, Ph.D., Glenn Mattes, Brandi Roberts, Robert S. Mills, Stephen C. Rocamboli, Harlan Weisman, M.D. and Randy Thurman;

2.	To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022; and

3.	To transact such other business as may properly come before the Annual Meeting or at any continuation, postponement or adjournment thereof.

The Proxy Statement accompanying this Notice describes each of these items of business in detail. Only stockholders of record at the close of business on September 16, 2022 are entitled to notice of, to attend, and to vote at, the Annual Meeting or any continuation, postponement or adjournment thereof.

To ensure your representation at the Annual Meeting, you are urged to vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax. Voting instructions are provided on your Notice of Internet Availability of Proxy Materials, the proxy card, if provided, and included in the accompanying Proxy Statement. Any stockholder attending the Annual Meeting may vote at the meeting even if he or she previously submitted a proxy. If your shares of common stock are held by a bank, broker or other agent, please follow the instructions from your bank, broker or other agent to have your shares voted.

Sincerely,

Aaron Fletcher, Ph.D. Chairman of the Board of Directors

Fort Worth, Texas

September 21, 2022

i

TFF PHARMACEUTICALS, INC.

1751 River Run, Suite 400
Fort Worth, Texas 76107

(817) 438-6168

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 7, 2022

INFORMATION ABOUT THE ANNUAL MEETING

General

Your proxy is solicited on behalf of the Board of Directors (which we refer to as our “Board”) of TFF Pharmaceuticals, Inc., a Delaware corporation (which we refer to as “TFF,” “we,” “us,” “our,” or the “Company”), for use at our 2022 Annual Meeting of Stockholders (which we refer to as the “Annual Meeting”). This year’s meeting is a virtual stockholder meeting conducted exclusively via a live audio webcast. The Annual Meeting will be held on Monday, November 7, 2022 at 11:00 a.m. EST, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this Proxy Statement and in the accompanying Notice of Annual Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholders’

Meeting to Be Held Via the Internet

on Monday, November 7, 2022 at 11:00 a.m. EST

The Annual Report, Notice of Meeting, Proxy Statement and Proxy Card

are available at - http://annualgeneralmeetings.com/tffpharma

We intend to mail or make available, as the case may be, this Proxy Statement, the proxy card and the Notice of Annual Meeting on or about September 23, 2022 to all stockholders of record entitled to vote at the Annual Meeting. If you would like a hard copy of the Annual Report, Notice of Meeting, Proxy Statement and Proxy Card for this Annual Meeting, or any future stockholder meetings, mailed or emailed to you, please telephone us at (800) 785-7782 or email us at cs@pacificstocktransfer.com.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to holders of our Common Stock. All such stockholders will have the ability to access the proxy materials on the website referred to in the Notice of Internet Availability of Proxy Materials or request to receive an electronic copy or printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request an electronic copy or printed copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. We encourage stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of the circulation of proxy materials.

We intend to mail the Notice of Internet Availability of Proxy Materials to all stockholders entitled to vote at the Annual Meeting on or about September 23, 2022.

Why am I receiving these materials?

Our Board is providing these proxy materials to you, and is soliciting the enclosed proxy card, for use at the Annual Meeting to be held on Monday, November 7, 2022 at 11:00 a.m., Eastern Time, or at any adjournment of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders.

How do I attend the Annual Meeting?

The meeting will be held virtually via a live audio webcast on Monday, November 7, 2022 at 11:00 a.m., Eastern Time. We believe that a virtual meeting provides expanded stockholder access and participation and improved communications, while affording stockholders the same rights as if the meeting were held in person, including the ability to vote shares electronically during the meeting and ask questions in accordance with the rules of conduct for the meeting.

You are entitled to attend and participate in the Annual Meeting if you were a stockholder as of the close of business on September 16, 2022, the record date, or hold a valid proxy for the meeting. In order to attend the Annual Meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of November 6, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. The meeting webcast will begin promptly at 11:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of common stock as a record holder (that is, your shares are in your name), you can register to attend the Annual Meeting at https://register.proxypush.com/tffp by using the control number found on your Notice. If you hold your shares in “street name” (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/tffp. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions. If you hold your shares of common stock as a record holder, you will be able to vote your shares at the Annual Meeting provided you register in a timely basis. However, if you hold your shares in “street name,” in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below “How do I vote at the Annual Meeting?”

Information on how to vote at the meeting is discussed below.

How do I vote at the Annual Meeting?

Only stockholders of record at the close of business on September 16, 2022 will be entitled to vote at the meeting. On this record date, there were 25,477,829 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If on September 16, 2022 your shares were registered directly in your name with our transfer agent, Pacific Stock Transfer Company, then you are a stockholder of record. As a stockholder of record, you may vote online at the virtual meeting or vote through the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on September 16, 2022 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer or other similar organization, then you are the beneficial owner of shares held in “street name” and the Notice of Internet Availability of Proxy Materials is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, if you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Annual Meeting, you must, in addition to registering in advance at https://register.proxypush.com/tffp, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Annual Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to cs@pacificstocktransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer Company

Attn: Proxy Department – Legal Proxy

6725 Via Austi Parkway, Suite 300

Las Vegas, Nevada 89119

Fax: 702-433-1979

Requests for registration must be labeled as “Legal Proxy” and be received no later than November 4, 2022. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Annual Meeting.

Additional information regarding the rules and procedures for participating in the Annual Meeting will be set forth in our meeting rules of conduct, which stockholders can view during the meeting at the meeting website. We will also post a recording of the meeting on our investor relations website, which will be available for replay following the meeting for 60 days.

What am I voting on?

There are two matters scheduled for a vote:

●	Proposal One: the election of seven (7) directors to serve until the 2023 Annual Meeting of Stockholders and until their successors are duly elected and qualified; and

●	Proposal Two: the ratification of the appointment of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

You may either vote “For” all the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For Proposal 2, you may vote “For” or “Against” the proposal, or “Abstain.”

YOUR VOTE IS VERY IMPORTANT.    You should vote your shares of common stock via the Internet or, if you receive a paper copy of the proxy card by mail, by promptly marking, dating, signing, and returning the proxy card via mail or fax, even if you plan to attend the Annual Meeting. If you properly give your proxy and submit it to us in time to vote, one of the individuals named as your proxy will vote your shares as you have directed. Any stockholder attending the Annual Meeting may vote in person even if he or she previously submitted a proxy.

All shares entitled to vote and represented by properly submitted proxies (including those submitted electronically and in writing) received before the polls are closed at the Annual Meeting, and not revoked or superseded, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies. If no direction is indicated on a proxy, your shares will be voted as follows:

●	FOR each of the seven (7) nominees for director named in this Proxy Statement; and

●	FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

With respect to any other matter that properly comes before the Annual Meeting or any continuation, postponement or adjournment thereof, the proxyholders will vote as recommended by our Board, or if no recommendation is given, in their own discretion.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters as recommended by our Board, or if no recommendation is given, in their own discretion.

How can I vote my shares without attending the Annual Meeting?

You do not have to attend the Annual Meeting in order to vote your shares. You may vote your shares prior to the Annual Meeting as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote by proxy through the Internet or by using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote online at the virtual meeting even if you have already voted by proxy.

●	To vote through the Internet, go http://annualgeneralmeetings.com/tffpharma to complete an electronic proxy card. You will be asked to provide the control number from the Notice of Internet Availability of Proxy Materials. Your Internet vote must be received by 11:59 p.m., Eastern Time on November 6, 2022 to be counted.

●	To vote using the proxy card that may be delivered to you, simply complete, sign, and date the proxy card and return it promptly in the envelope provided or fax it to: (702) 433-1979. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If you plan to attend the Annual Meeting, you may vote online by visiting http://annualgeneralmeetings.com/tffpharma. Please have your 12-digit control number to join the Annual Meeting.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a Notice of Internet Availability of Proxy Materials containing voting instructions from that organization rather than from TFF. Simply follow the voting instructions in the Notice of Internet Availability of Proxy Materials to ensure that your vote is counted. Beneficial owners may vote online at the virtual Annual Meeting by obtaining a valid legal proxy from your broker, bank or other agent and submitting proof of your legal proxy as described above at “How do I vote at the Annual Meeting?”

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned as of September 16, 2022.

Can I vote my shares by filling out and returning the Notice of Internet Availability of Proxy Materials?

No. The Notice of Internet Availability of Proxy Materials identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote through the Internet, by requesting and returning a printed proxy card, or by submitting a ballot virtually at the Annual Meeting.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote through the Internet, by completing the proxy card that may be delivered to you or virtually at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares held in street name and you do not instruct your broker, bank, or other agent how to vote your shares, your broker, bank, or other agent may still be able to vote your shares at its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, brokers, banks, and other securities intermediaries that are subject to NYSE rules may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters. Proposal 1 is considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares regarding the election of directors in the absence of your voting instructions. However, Proposal 2 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 2.

What if I return a proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of each nominee for director and “For” the ratification of the selection of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

Our Board is soliciting proxies for the Annual Meeting from our stockholders. We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

We have also retained Alliance Advisors LLC to assist it in the solicitation of proxies. Alliance Advisors, LLC will solicit proxies our behalf from individuals, brokers, bank nominees and other institutional holders in the same manner described above, and provide the infrastructure to host and manage the Annual Meeting. Alliance Advisors LLC will receive a fee of $7,000, plus approved and reasonable out of pocket expenses, for its services for the solicitation of the proxies of our Annual Meeting. We have also agreed to indemnify Alliance Advisors LLC against certain claims.

Whom You Should Call with Questions?

If you have further questions, you may contact the Company’s proxy solicitor, Alliance Advisors, LLC at:

Alliance Advisors, LLC

200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003

(877) 728-4997

TFFP@allianceadvisors.com

What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials?

If you receive more than one Notice of Internet Availability of Proxy Materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

●	You may submit another properly completed proxy card with a later date.

●	You may grant a subsequent proxy through the Internet.

●	You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107. Such notice will be considered timely if it is received at the indicated address by the close of business on November 4, 2022.

●	You may virtually attend the Annual Meeting and vote online. Simply attending the meeting will not, by itself, revoke your proxy.

Your most current proxy card or Internet proxy is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals and director nominations due for next year’s Annual Meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by May 23, 2023 to our Corporate Secretary at 1751 River Run, Suite 400, Fort Worth, Texas 76107, and must comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act; provided, however, that if our 2023 Annual Meeting of Stockholders is held before October 8, 2023 or after December 7, 2023, then the deadline is a reasonable amount of time prior to the date we begin to print and mail our proxy statement for the 2023 Annual Meeting of Stockholders.

Pursuant to our amended and restated bylaws, if you wish to bring a proposal before the stockholders or nominate a director at the 2023 Annual Meeting of Stockholders, but you are not requesting that your proposal or nomination be included in next year’s proxy materials, you must notify our Corporate Secretary, in writing, not later than the close of business on August 9, 2023 nor earlier than the close of business on July 10, 2023. However, if our 2023 Annual Meeting of Stockholders is not held between October 8, 2023 and December 7, 2023, to be timely, notice by the stockholder must be received no earlier than the close of business on the 120th day prior to the 2023 Annual Meeting of stockholders and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting of stockholders or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of stockholders is first made. You are also advised to review our amended and restated bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

The chair of the 2023 Annual Meeting of Stockholders may determine, if the facts warrant, that a matter has not been properly brought before the meeting and, therefore, may not be considered at the meeting. In addition, the proxy solicited by the Board for the 2023 Annual Meeting of Stockholders will confer discretionary voting authority with respect to (i) any proposal presented by a stockholder at that meeting for which we have not been provided with timely notice and (ii) any proposal made in accordance with our amended and restated bylaws, if the 2023 proxy statement briefly describes the matter and how management’s proxyholders intend to vote on it, and if the stockholder does not comply with the requirements of Rule 14a-4(c)(2) promulgated under the Exchange Act.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. Votes will be counted by the inspector of elections for the proposal to elect directors as votes “For” or “Withhold,” and with respect to Proposal 2 “For,” “Against,” “Abstain” and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How many votes are needed to approve each proposal?

●	For the election of directors, the seven nominees to serve until the 2023 Annual Meeting of Stockholders receiving the most “For” votes from the holders of shares present by remote communication (i.e., virtually) or represented by proxy and entitled to vote on the election of directors will be elected. Only votes “For” will affect the outcome. Withheld votes and broker non-votes will have no effect.

●	The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting is required for the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Abstentions will not be counted either for or against this proposal. We believe that brokers will have discretionary authority to vote on the ratification of our independent registered public accounting firm and, therefore, we do not expect there to be broker non-votes resulting from the vote on Proposal No. 2. However, in the event of any broker non-votes or abstentions in connection with Proposal No. 2, such broker non-votes and abstentions will, other than for purposes of determining a quorum, be counted as not present and these shares will be deducted from the total shares of which a majority is required.

We will also consider any other business that properly comes before the Annual Meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons named on the enclosed proxy card will vote the shares as recommended by our Board or, if no recommendation is given, in their own discretion.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if shares representing a majority of the common stock outstanding and entitled to vote are present at the Annual Meeting virtually or represented by proxy. On the record date, there were 25,477,829 shares of common stock outstanding and entitled to vote. Thus, the holders of 12,738,915 shares must be present virtually or represented by proxy at the Annual Meeting to have a quorum.

Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of the shares present at the Annual Meeting virtually or represented by proxy may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Nominees

Our Board currently consists of seven (7) members, six (6) of whom are independent under the listing standards for independence of the Nasdaq Stock Market. Based upon the recommendation of the Nominating and Corporate Governance Committee of our Board, our Board determined to nominate each of the Company’s current directors for re-election at the Annual Meeting.

Our Board and the Nominating and Corporate Governance Committee believe the directors nominated collectively have the experience, qualifications, attributes and skills to effectively oversee the management of the Company, including a high degree of personal and professional integrity, an ability to exercise sound business judgment on a broad range of issues, sufficient experience and background to have an appreciation of the issues facing the Company, a willingness to devote the necessary time to Board duties, a commitment to representing the best interests of the Company and our stockholders and a dedication to enhancing stockholder value.

Each director elected at the Annual Meeting will serve a one (1) year term until the Company’s next annual meeting and until his successor is duly elected and qualified or until his earlier death, resignation or removal. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the seven (7) nominees named below. If any of the nominees is unable, or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present Board to fill the vacancy. It is not presently expected that any of the nominees named below will be unable or will decline to serve as a director. If additional persons are nominated for election as directors, the proxyholders intend to vote all proxies received by them in a manner to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxyholders.

Set forth below are the names, ages and positions of our director nominees as of the date of this Proxy Statement:

Name	Age	Position with the Company
Aaron Fletcher, Ph.D. (b)	42	Chairman of the Board, Independent Director
Glenn Mattes	66	President, Chief Executive Officer and Director
Brandi Roberts (a), (c)	49	Independent Director
Robert S. Mills (c)	70	Independent Director
Stephen C. Rocamboli (a), (b)	51	Independent Director
Harlan Weisman, M.D. (b), (c)	70	Independent Director
Randy Thurman (a)	73	Independent Director

(a) Member of the Audit Committee of our Board.

(b) Member of the Compensation Committee of our Board.

(c) Member of the Nominating and Corporate Governance Committee of our Board.

Board Recommendation

Our Board recommends a vote “FOR” each of the SEVEN (7) nominees for director named in this Proxy Statement

Vacancies on our Board, including any vacancy created by an increase in the size of our Board, may be filled by a majority of the directors remaining in office (even though less than a quorum of our Board) or a sole remaining director. A director elected by our Board to fill a vacancy will serve until the next annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier retirement, resignation, disqualification, removal or death.

If any nominee should become unavailable for election prior to the Annual Meeting, an event that currently is not anticipated by our Board, the proxies will be voted in favor of the election of a substitute nominee or nominees proposed by our Board. Each nominee has agreed to serve if elected and our Board has no reason to believe that any nominee will be unable to serve.

Information about Director Nominees

Set forth below is biographical information for each current member of our Board, including each nominee, and a summary of the specific qualifications, attributes, skills and experiences which led our Board to conclude that each nominee should serve on our Board at this time. There are no familial relationships among any of the directors or executive officers of the Company.

Aaron Fletcher, Ph.D. has served as a member of our Board since January 2018 and has served as the Chairman of the Board since December 2018. Since 2012, Dr. Fletcher has served as founder and President of Bios Research, a financial services firm that provides public equity research in the healthcare industry tailored to institutional firms and large family offices. Since 2014, Dr. Fletcher has also served as Managing Partner of Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. Dr. Fletcher also serves as a director of LTI, Cue Biopharma, Inc (Nasdaq: CUE), Cognition Therapeutics, Inc. (Nasdaq: CGTX), Actuate Therapeutics and AbiliTech Medical. Dr. Fletcher holds a Ph.D. in Biochemistry from Colorado State University and serves as a visiting professor at Dallas Baptist University. Dr. Fletcher has worked as an independent consultant for the biotech/healthcare equity industry for over ten years.

We believe that Dr. Fletcher’s significant experience and knowledge of the pharmaceutical industry as a research analyst, venture investor and academic qualifies him to serve on our Board.

Glenn Mattes has served as our President and Chief Executive Officer and a member of our Board since May 1, 2018. From December 2015 to April 2018, Mr. Mattes was Chief Executive Officer of Cornovus, Inc., a late stage-clinical stage company focused on the development of therapies for end stage congestive heart failure. From April 2011 to July 2014, Mr. Mattes was Chief Executive Officer of Arno Therapeutics, Inc., a clinical stage company focused on oncology therapeutics. From March 2003 to April 2011, Mr. Mattes served as President of Tibotec Therapeutics, Inc., a wholly-owned subsidiary of Johnson & Johnson engaged in the development of oncological therapeutics. Since May 2018, Mr. Mattes has also served as an Operating Partner of Revival Healthcare Capital, a private equity firm focused on investment and buy-out opportunities in the healthcare industry. Mr. Mattes has over 30 years of experience in the pharmaceutical industry, including several senior executive positions and manager level positions in the fields of product development and marketing.

We believe that Mr. Mattes’ valuable perspective and experience as our President and Chief Executive Officer, considerable experience in the pharmaceuticals industry and extensive leadership skills qualify him to serve on our Board.

Brandi Roberts has served as a member of our Board since March 25, 2022. Ms. Roberts has more than 25 years of public accounting and finance experience, including 22 years at publicly traded pharmaceutical, medical technology, and life science companies. Ms. Roberts has served as the Chief Financial Officer of Longboard Pharmaceuticals, Inc., a publicly traded clinical stage biopharmaceutical company, since January 2021. Previously, Ms. Roberts served as Chief Financial Officer of Lineage Cell Therapeutics, Inc., a publicly traded clinical-stage biotechnology company, from January 2019 to January 2021. Ms. Roberts served as Chief Financial Officer of REVA Medical, Inc., a medical device company, from August 2017 to January 2019. Subsequently, Reva filed a prepackaged voluntary Chapter 11 bankruptcy petition on January 14, 2020 and emerged from bankruptcy protection in United States effective February 26, 2020. Ms. Roberts previously served as Chief Financial Officer of Mast Therapeutics, Inc., a publicly traded biopharmaceutical company, from January 2013 to April 2017, and as its Senior Vice President, Finance, from March 2011 to January 2013. Previously, she held senior positions at Alphatec Spine, Inc., Artes Medical, Inc., Stratagene Corporation, and Pfizer, Inc. Ms. Roberts currently serves as Chair of the Southern California Chapter of the Association of Bioscience Financial Officers and has served on the Board of Temple Therapeutics BV since November 2019. Ms. Roberts is a certified public accountant with the State of California and received her B.S. degree in business administration from the University of Arizona and her M.B.A. from the University of San Diego.

We believe that Ms. Roberts’ significant accounting and finance background, including her significant experience as a chief financial officer of biopharmaceutical companies, qualifies her to serve on our Board.

Robert S. Mills has served as a member of our Board since January 2018. Mr. Mills also served as our President and Chief Executive Officer from January 2018 to May 1, 2018, and also served as the Executive Chairman of our Board from January 2018 to December 2018. Mr. Mills has served as the founder and President of RSM Consulting, LLC since January 1, 2015. From August 2011 to December 2014, Mr. Mills was President and Chief Executive Officer of SPL Pharmaceuticals, the leading manufacturer of heparin and pancreatin, until its sale to a Chinese pharmaceutical company. Mr. Mills also served as a member of the board of directors of SPL Pharmaceuticals from 2011 to 2014. From May 2010 to February 2011, Mr. Mills served as President and as a member of the board of directors of Qualitest Pharmaceuticals, which was acquired by Endo Pharmaceuticals for $1.2 billion. From 2006 to 2010, Mr. Mills served as President and Chief Operating/Executive Officer and as a member of the board of directors of Columbia Laboratories, Inc., which has since been renamed Juniper Pharmaceuticals, Inc. (Nasdaq: CBRX). Mr. Mills has also served as a member of the board of directors of American Clinical Research Holdings since August 2022. Mr. Mills was recognized as a finalist for Entrepreneur of the Year for New Jersey in 2009 by Ernst and Young. Mr. Mills holds a B.S. Degree from Grove City College and numerous graduate business credits from Temple University.

We believe that Mr. Mills’ significant experience as chief executive officer in various pharmaceutical companies and his service on several other boards, including the board of LTI, qualifies him to serve on our Board.

Stephen C. Rocamboli has served as a member of our Board since December 2018. Mr. Rocamboli has served as the founder, Chief Executive Officer and Chairman of the Board of Perla Therapeutics, Inc. since June 2020. Prior to founding Perla Therapeutics, Mr. Rocamboli served as Chief Business Officer, General Counsel and Corporate Secretary of Candel Therapeutics, an immuno-oncology company based in Needham, Massachusetts, between April 2015 and May 2020 (NASDAQ: CADL). Between 2010 and 2015, Mr. Rocamboli served as general partner of Integrin Partners, LLC, a consulting firm providing corporate development, strategic transaction advisory and general counsel services to life science companies, investors and entrepreneurs. Between 2010 and 2012, Mr. Rocamboli also served as partner of Beijing International Group, an international affiliate of Integrin Partners. Between 2014 and 2015, Mr. Rocamboli also served as Special Counsel to Wyrick Robbins Yates & Ponton, LLP, focusing on life sciences transactions. Between 2008 and 2018, Mr. Rocamboli was a co-founder and served as President of Pear Tree Pharmaceuticals, until its sale to Daré Bioscience, Inc. (NASDAQ: DARE).  Prior to joining Pear Tree, Mr. Rocamboli spent nearly a decade as a senior executive of a New York, NY based private FINRA/SEC member investment bank, venture capital firm, and affiliated hedge funds, focused exclusively on biotechnology and specialty pharmaceuticals. Mr. Rocamboli held positions of increasing responsibility, with the last five years as Senior Managing Director and General Counsel of all business units. Mr. Rocamboli has served as a member of the board of directors of several public and private life sciences companies, including Foresight Biotherapeutics (sold to Shire Pharmaceuticals in 2015) and currently serves as a member of the board of Esperion, Inc., Ann Arbor, MI (NASDAQ: ESPR).  Mr. Rocamboli received his B.A. from The State University of New York at Albany and his J.D. from Fordham University School of Law.

We believe that Mr. Rocamboli’s significant experience and knowledge of the pharmaceutical industry as a counsel and entrepreneur, and his service on other corporate boards, qualifies him to serve on our Board.

Harlan Weisman, M.D. has served as a member of our Board since December 2018. Since 2012, Dr. Weisman has also been Managing Director of And-One Consulting, LLC, which is engaged in the business of advising medical product companies, investment firms, and government and non-government healthcare organizations in formulating and implementing strategies for driving innovation in healthcare products and services. Since 2014, Dr. Weisman has also served as Executive Chairman of the Board of 3DBio Therapeutics, a company using 3D bioprinting technology to develop whole tissue implants that fully integrate into body. Dr. Weisman was Co-founder, Chairman and CEO of Flame Biosciences, a clinical stage company focused on the research, development and commercialization of transformative therapies for cancer, from January 2020 to January 2022. From February 2016 through 2019, Dr. Weisman served as co-founder and Chief Scientific Officer for Mycrobiomics, a company developing counseling and educational material to help consumers to understand the microbiome and improve their health and well-being. Between December 2012 and December 2013, Dr. Weisman was Chairman and Chief Executive Officer of Coronado Biosciences, a biopharmaceutical company developing novel immunotherapies for autoimmune diseases and cancer. Between 2012 and 2019, Dr. Weisman served on the Board of Directors of ControlRad, Inc, a medical device company developing technology to reduce radiation exposure during fluoroscopic procedures. Dr. Weisman also served on the Board of Directors of Caelum Biosciences, Inc from 2019 until its acquisition by AstraZeneca in 2021. Since 2012, Dr. Weisman has also been an Operating Partner at CRG, an investment management firm making structured debt and equity investments in healthcare companies. Since 2016, Dr. Weisman has been a venture advisor to the Israel Biotech Fund, which invests and develops clinical-stage biotechnology companies based in Israel. From 2010 to 2016, Dr. Weisman served on the Board of Governors of the Patient Centered Outcomes Research Institute, established by the U.S. Congress as part of the Patient Protection and Affordable Care Act of 2010. Dr. Weisman was the Chief Science and Technology Officer of the Johnson & Johnson Medical Devices and Diagnostics Group from 2006 to 2012 and served as Chairman of the J&J Worldwide R&D Council. Dr. Weisman was Company Group Chairman of J&J Pharmaceutical Research & Development from 2004 to 2006.

We believe that Dr. Weisman’s significant education and experience as a senior executive officer in the field of healthcare qualifies him to serve on our Board.

Randy Thurman has served as a member of our Board since April 2019. Mr. Thurman has been a senior advisor and operating partner for private equity funds since 2008, having co-led nearly $2 billion in acquisitions, debt transactions and equity investments in life sciences, IT and service companies in the United States, Europe and Asia. He currently serves as a senior advisor to GMS Capital Partners as well as being Executive Chairman of Outlook Therapeutics, Inc., Vice Chairman of Syntone Biotech and an Adjunct Professor - Finance at Merrimack College Graduate School. Between 2000 and 2007, Mr. Thurman was the founder, Chair and Chief Executive Officer of VIASYS Healthcare, Inc., which was a diversified, research-based medical technology company. Mr. Thurman led VIASYS Healthcare, Inc. through a successful initial public offering and multiple acquisitions until its acquisition by Cardinal Health in 2007. Previously, he served as Chairman of the Board and Chief Executive Officer of Corning Life Sciences, Inc. and President, Chief Executive Officer and Director of Rhone-Poulenc Rorer Pharmaceuticals Inc. In 2007, Mr. Thurman was named an Entrepreneur of the Year by Ernst & Young. In 2022, Mr. Thurman was appointed to the Board of Directors, Villanova Law School - Scarpa Center for Entrepreneurialism and Law and is the current Entrepreneur in Residence. Mr. Thurman served as a fighter pilot in the United States Air Force and Air Force Reserves from 1971 to 1992 and was named in 2020 to America’s Distinguished Flying Cross Society. Mr. Thurman received his B.A. degree in Economics from Virginia Polytechnic Institute and served as a trustee of the Pamplin School of Business. He also earned an M.A. in management from Webster University and is graduate of the USAF Air Command and Staff College.

We believe that Mr. Thurman’s significant experience as chief executive officer and director of pharmaceutical companies qualifies him to serve on our Board.

CORPORATE GOVERNANCE

Board Composition

Our Board may establish the authorized number of directors from time to time by resolution. Our Board currently consists of seven (7) authorized members, however, during the year ended December 3, 2021 we had eight (8) directors, including Brian Windsor, Ph.D., who resigned in March 2022 and Malcom Fairbairn who resigned in August 2022. Brandi Roberts, a current member of our Board, joined our Board in March 2022. During the year ended December 31, 2021, our Board met eight (8) times. Our Board does not have a policy regarding Board members’ attendance at meetings of our stockholders. Three members of our Board attended our 2021 Annual Meeting. All directors attended at least 75% of all meetings of the Board, and at least 75% of all meetings of the committees on which they served, during the year ended December 31, 2021.

Generally, under the listing requirements and rules of the Nasdaq Stock Market, independent directors must comprise a majority of a listed company’s board of directors. Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Our Board has determined that, other than Mr. Mattes, by virtue of his executive officer position, none of our director nominees has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is “independent” as that term is defined under the listing requirements and rules of the Nasdaq Stock Market. Also, all of our directors during 2021 were independent, except for Mr. Mattes and Dr. Windsor, who resigned as our Chief Science Officer and a member of our board in March 2022. In making this determination, our Board considered the current and prior relationships that each nonemployee director nominee has with our Company and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each nonemployee director nominee. Accordingly, a majority of our directors are independent, as required under applicable Nasdaq Stock Market rules, as of the date of this Proxy Statement.

Committees of the Board of Directors

Our Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Our Board may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Each of our committees operates under a written charter, a copy of which is available at our investor relations website located at https://ir.tffpharma.com/.

Audit Committee

Our Audit Committee consists of Randy Thurman, Brandi Roberts and Stephen Rocamboli, with Mr. Thurman serving as Chairperson. The composition of our Audit Committee meets the requirements for independence under current Nasdaq Stock Market listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each member of our Audit Committee meets the financial literacy requirements of the Nasdaq Stock Market listing standards. Mr. Thurman is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (“Securities Act”). Our Audit Committee will, among other things:

●	select a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

●	discuss the scope and results of the audit with the independent registered public accounting firm;

●	review, with management and the independent registered public accounting firm, our interim and year-end operating results;

●	develop procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

●	review our policies on risk assessment and risk management;

●	review related-party transactions; and

●	approve (or, as permitted, pre-approve) all audit and all permissible nonaudit services, other than de minimis nonaudit services, to be performed by the independent registered public accounting firm.

Our Audit Committee operates under a written charter that satisfies the applicable rules of the SEC and the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2021, our Audit Committee met four (4) times.

Compensation Committee

Our Compensation Committee consists of Stephen Rocamboli, Aaron Fletcher, Ph.D. and Harlan Weisman, M.D., with Mr. Rocamboli serving as Chairperson. The composition of our Compensation Committee meets the requirements for independence under the Nasdaq Stock Market listing standards. Each member of the Compensation Committee is also a nonemployee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. The purpose of our Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our executive officers. Our Compensation Committee will, among other things:

●	review, evaluate and make recommendations to our Board regarding the compensation of our executive officers;

●	administer our stock and equity incentive plans;

●	make recommendations to our Board regarding director compensation and the establishment and terms of incentive compensation and equity plans; and

●	establish and review general policies relating to compensation and benefits of our employees.

Our chief executive officer may, from time to time, provide input and recommendation to our Compensation Committee concerning the compensation of our other executive officers. Our chief executive officer may also, from to time, attend Compensation Committee meetings, but he is not present during the Committee’s deliberations regarding executive officer compensation. From time to time, our Compensation Committee may use an independent consultant in considering compensation policies and programs for executive officers. However, our Compensation Committee did not engage an independent consultant during 2021. Our Compensation Committee operates under a written charter that satisfies the listing standards of the Nasdaq Stock Market. During the year ended December 31, 2021, our Compensation Committee met two (2) times.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Harlan Weisman, M.D., Robert S. Mills and Brandi Roberts, with Dr. Weisman acting as Chairperson. The composition of our Nominating and Corporate Governance Committee meets the requirements for independence under Nasdaq Stock Market listing standards. Our Nominating and Corporate Governance Committee will, among other things:

●	identify, evaluate and make recommendations to our Board regarding nominees for election to our Board and its committees;

●	evaluate the performance of our Board and of individual directors;

●	consider and make recommendations to our Board regarding the composition of our Board and its committees;

●	advise and make recommendations to the Board regarding corporate governance practices; and

●	develop procedures for employees to submit concerns anonymously about matters other than accounting or auditing matters to be handled by the Audit Committee; and

●	develop and make recommendations to our Board regarding corporate governance guidelines and matters.

When evaluating director candidates, our Nominating and Corporate Governance Committee seeks to ensure that our Board has the requisite skills and experience and that its members consist of persons with appropriately complementary and independent backgrounds. The Nominating and Corporate Governance Committee will consider all aspects of a candidate’s qualifications in the context of TFF’s needs, including: pharmaceutical industry experience, preferably at an executive level; experience as an officer or director of a public company; independence from management; practical business judgment; personal and professional integrity and ethics; and the ability to commit sufficient time and attention to the activities of the Board, as well as the absence of any potential conflicts with our Company’s interests. While we do not have a formal diversity policy, we understand the desirability of having a Board comprised of directors with diverse and varied backgrounds, experience and opinions, and as we look to expand our Board or replace retiring Board members, our Nominating and Governance Committee is committed to including candidates with diverse gender and ethnic backgrounds in the search. However, the Nominating and Corporate Governance Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of the Board, the operating requirements of our Company, and the long-term interests of our stockholders.

Our Nominating and Corporate Governance Committee will consider for directorship candidates nominated by third parties, including stockholders. However, at this time, our Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board. For a third party to suggest a candidate, one should provide our corporate secretary, Kirk Coleman, with the name of the candidate, together with a brief biographical sketch and a document indicating the candidate’s willingness to serve if elected.

The Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing requirements and rules of the Nasdaq Stock Market. During the year ended December 31, 2021, our Nominating and Corporate Governance Committee met five (5) times.

Board Leadership Structure and Role in Risk Oversight

Aaron Fletcher, Ph.D. serves as our chairman of the Board and Glenn Mattes serves as our president and chief executive officer. We have neither adopted a formal policy on whether the chairman and chief executive officer positions should be separate or combined nor do we have a lead director. We believe that, given the small size of our Board and establishment of separate Audit, Compensation and Nominating and Corporate Governance Committees consisting of independent directors, our present Board structure is in the best interest of us and our stockholders. Our Board has an active role in overseeing our areas of risk. While the full Board has overall responsibility for risk oversight, the Board has assigned certain areas of risk primarily to designated committees, which report back to the full Board.

Board Diversity

The following Board Diversity Matrix presents our Board diversity statistics in accordance with Nasdaq Rule 5606, as self-disclosed by our directors. As we pursue future Board recruitment efforts, our Nominating and Corporate Governance Committee will continue to seek out candidates who can contribute to the diversity of views and perspectives of our Board.

Board Diversity Matrix as of September 23, 2022

Part I: Gender Identity	Female	Male	Non-Binary	Decline to Disclose
Directors (7 total)	1	6	--	--

Part II: Demographic Background	Female	Male	Non-Binary	Decline to Disclose
African American or Black	--	--	--	--
Alaskan Native or Native American	--	--	--	--
Asian	--	--	--	--
Hispanic or Latinx	--	--	--	--
Native Hawaiian or Pacific Islander	--	--	--	--
White	1	6	--	--
Two or More Races or Ethnicities	--	--	--	--
LGBTQ+	--	--	--	--
Did Not Disclose Demographic Background	--	--	--	--

Process for Stockholders to Send Communications to our Board of Directors

Because we have always maintained open channels of communication with our stockholders, we do not have a formal policy that provides a process for stockholders to send communications to our Board. However, if a stockholder would like to send a communication to our Board, please address the letter to the attention of our corporate secretary, Kirk Coleman, and it will be distributed to each director.

Employee, Officer and Director Hedging

We have adopted a policy that no director, officer, employee or consultant of TFF may engage in any short term or speculative transactions involving securities of the Company. These prohibited speculative transactions include short sales, publicly traded options, hedging transactions, margin accounts and pledged securities, and standing and limit orders.

Code of Conduct

We have adopted a code of conduct for all employees, including the chief executive officer, principal financial officer and principal accounting officer or controller, and/or persons performing similar functions, which is available on our website, under the link https://ir.tffpharma.com/corporate-governance.

Limitation of Liability of Directors and Indemnification of Directors and Officers

The Delaware General Corporation Law provides that corporations may include a provision in their certificate of incorporation relieving directors of monetary liability for breach of their fiduciary duty as directors, provided that such provision shall not eliminate or limit the liability of a director (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) for unlawful payment of a dividend or unlawful stock purchase or redemption, or (iv) for any transaction from which the director derived an improper personal benefit. Our certificate of incorporation provides that directors are not liable to us or our stockholders for monetary damages for breach of their fiduciary duty as directors to the fullest extent permitted by Delaware law. In addition to the foregoing, our certificate of incorporation provides that we shall indemnify directors, officers, employees or agents to the fullest extent permitted by law and we have agreed to provide such indemnification to each of our executive officers and directors by way of written indemnification agreements.

The above provisions in our certificate of incorporation and bylaws and in the written indemnity agreements may have the effect of reducing the likelihood of derivative litigation against directors and may discourage or deter stockholders or management from bringing a lawsuit against directors for breach of their fiduciary duty, even though such an action, if successful, might otherwise have benefited us and our stockholders. However, we believe that the foregoing provisions are necessary to attract and retain qualified persons as directors.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Marcum LLP (which we refer to as “Marcum”) as our independent registered public accounting firm for the year ending December 31, 2022, and our Board has directed that management submit the appointment of Marcum as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of Marcum is expected to be available at the Annual Meeting and will have an opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent registered public accountants is not required by our Bylaws or otherwise. However, our Board is submitting the appointment of Marcum to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accountant at any time during the year if the Audit Committee determines that such a change would be in the Company’s and our stockholders’ best interests.

Board Recommendation

OUR BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF MARCUM LLP
AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

Fees Incurred for Services by Principal Accountant

The following table sets forth the aggregate fees billed to us for services rendered to us for the years ended December 31, 2021 and 2020 by our independent registered public accounting firm, Marcum LLP (in thousands).

	2021	2020
Audit Fees (A)	$148,967	$126,162
Audit - Related Fees	–	–
Tax Fees	14,935	12,389
	$163,902	$138,551

(A)	The audit fees consisted of fees for the audit of our financial statements, the review of the interim financial statements included in our quarterly reports on Form 10-Q, and other professional services provided in connection with the statutory and regulatory filings or engagements and capital market financings.

Pre-Approval Policies and Procedures

The Audit Committee has responsibility for selecting, appointing, evaluating, compensating, retaining and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established policies and procedures in its charter regarding pre-approval of any audit and non-audit service provided to the Company by the independent registered public accounting firm and the fees and terms thereof.

The Audit Committee considered the compatibility of the provision of other services by its registered public accountant with the maintenance of their independence. The Audit Committee approved all audit services provided by Marcum in 2021 and 2020. Except for certain corporate tax compliance services, Marcum LLP did not perform any non-audit services in 2021 or 2020.

Audit Committee Report

The Audit Committee issued the following report for inclusion in this Proxy Statement and our 2021 Annual Report:

●	The Audit Committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2021 with management of TFF Pharmaceuticals, Inc. and with TFF Pharmaceuticals, Inc.’s independent registered public accounting firm, Marcum LLP.

●	The Audit Committee has discussed with Marcum LLP those matters required by Statement on Auditing Standards No. 1301, “Communications with Audit Committee,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

●	The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning the accountant’s independence and has discussed with Marcum LLP its independence from TFF Pharmaceuticals, Inc. and its management.

Based on the review and discussions referenced to in subparagraphs one through three above, the Audit Committee recommended to our Board that the audited financial statements for the year ended December 31, 2021 be included in the Annual Report on Form 10-K for that year for filing with the SEC.

AUDIT COMMITTEE
Randy Thurman
Brandi Roberts
Stephen Rocamboli

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information regarding the beneficial ownership of our common stock as of August 31, 2022 by:

●	each person who is known by us to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

●	each of our directors, director nominees and executive officers; and

●	all directors, director nominees and executive officers as a group.

The beneficial ownership of each person was calculated based on 25,472,829 common shares issued and outstanding as of August 31, 2022. The SEC has defined “beneficial ownership” to mean more than ownership in the usual sense. For example, a person has beneficial ownership of a share not only if he owns it, but also if he has the power (solely or shared) to vote, sell or otherwise dispose of the share. Beneficial ownership also includes the number of shares that a person has the right to acquire within 60 days, pursuant to the exercise of options or warrants or the conversion of notes, debentures or other indebtedness, and the currently exercisable options and warrants in the table below include all options and warrants of the reporting person exercisable within the 60-day period following August 31, 2022. Two or more persons might count as beneficial owners of the same share. Unless otherwise indicated, the address for each reporting person is 1751 River Run, Suite 400, Fort Worth, Texas 76107.

Name of Director, Executive Officer or Director Nominees	Number of Shares		Percentage Owned

Glenn Mattes	745,401	(1)	2.8%
Kirk Coleman	190,344	(2)	*
Christopher Cano	80,530	(3)	*
Aaron Fletcher, Ph.D.	770,579	(4)	3.0%
Brandi Roberts	--		--
Robert S. Mills	134,336	(5)	*
Stephen Rocamboli	90,575	(6)	*
Harlan Weisman, M.D.	143,474	(7)	*
Randy Thurman	83,903	(8)	*
Directors, nominees and executive officers as a group	2,239,142		8.3%

*	Less than 1%.

Name and Address of 5% + Holders	Number of Shares	Percentage Owned

Maestro Ventures, LP 10 Orinda View Road Orinda, CA 94563	1,317,568	5.2%

(1)	Includes 702,401 shares issuable upon exercise of currently exercisable options.
(2)	Includes 186,669 shares issuable upon exercise of currently exercisable options.
(3)	Includes 80,530 shares issuable upon exercise of currently exercisable options.
(4)	Includes 542,000 shares held by Bios Special Opportunity Fund, LP and 194,600 shares held by Bios Special Opportunity Fund II, LP. Dr. Fletcher is the manager of Bios Advisors GP, LLC, the general partner of Bios Capital Management, L.P., the general partner of Bios Equity SOF I, LP, the general partner of Bios Special Opportunity Fund, LP and Bios Special Opportunity Fund II, LP. Also includes 116,031 shares issuable upon exercise of currently exercisable warrants held by an entity affiliated with Dr. Fletcher. Dr. Fletcher disclaims beneficial ownership of the reported shares except to the extent of his pecuniary interest therein.
(5)	Includes 118,356 shares issuable upon exercise of currently exercisable options.
(6)	Represents 71,853 shares issuable upon exercise of currently exercisable options.
(7)	Includes 128,859 shares issuable upon exercise of currently exercisable options.
(8)	Includes 82,853 shares issuable upon exercise of currently exercisable options.

EXECUTIVE OFFICERS AND COMPENSATION

Executive Officers

The following sets forth information regarding the current executive officers of the Company. Biographical information pertaining to Glenn Mattes, who is both a director and an executive officer of the Company, may be found in the section above entitled “Proposal No. 1, Election of Directors-Information About Director Nominees.”

Name	Age	Position
Kirk Coleman	50	Chief Financial Officer
Christopher Cano	52	Chief Operating Officer and Vice President of Business Development

Mr. Coleman has served as our Chief Financial Officer since January 2018. Since 2012, Mr. Coleman also served as an executive officer of Steelhead Capital Management, LLC and Bios Partners, LP, a venture capital firm focused on investment in early-stage and growth-stage biotech and medical device companies. From 1998 to 2008, Mr. Coleman was Treasurer for EFO Holdings, LP, a family office. Mr. Coleman has over 20 years of experience in venture capital investments. Mr. Coleman received a BBA in Accounting from Texas Christian University in 1995.

Mr. Cano has served our Chief Operating Officer and Vice President of Business Development since September 24, 2020, and previously served as our Director of Business Development since December 1, 2018. Prior to joining the Company, Mr. Cano served as the Vice President of Business Development at Aqua Pharmaceuticals, LLC, an Almirall company. Prior to Aqua Pharmaceuticals, Mr. Cano was the Head of Business Development at Duchesnay USA, Inc. and held a number of other business development roles at Noven Pharmaceuticals, Inc., a Hitsamitsu company, Agile Therapeutics, Liberty Medical, Nucryst Pharmaceuticals, and Barrier Therapeutics. Mr. Cano has served as the founder and Managing Partner of C2 Strategic Solutions, LLC, a consulting firm providing business development and licensing services to life science companies since January 2011. Mr. Cano holds a bachelor’s degree in finance from Villanova University and a master’s degree in business management from Rider University.

Summary Compensation Table

The following table sets forth the compensation awarded to or earned by our chief executive officer and our two other highest paid executive officers for the years ended December 31, 2021 and 2020.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	Total
Glenn Mattes,	2021	$450,000	$146,250	$–	$596,250
CEO	2020	$429,167	$225,000	$2,706,741	$3,360,908

Kirk Coleman,	2021	$300,000	$78,500	$–	$378,500
CFO	2020	$271,667	$90,000	$402,105	$763,772

Christopher Cano,	2021	$325,000	$62,250	$276,920	$664,170
COO and VP of Business Development	2020	$278,125	$65,000	$1,054,733	$1,397,858

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2021 and 2020, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 8 to our audited consolidated financial statements for the year ended December 31, 2021 included in our Annual Report on Form 10-K filed with the SEC on March 24, 2022.

Narrative Disclosure to Summary Compensation Table

Mattes Employment Agreement

We have entered into an executive employment agreement dated December 20, 2018 with Mr. Mattes, which became effective upon the close of our initial public offering in October 2019. Pursuant to Mr. Mattes’ executive employment agreement, he serves as our President and Chief Executive Officer. Pursuant to the employment agreement, we initially agreed to pay Mr. Mattes at the rate of $33,333 per month commencing upon the close of the IPO, and on May 14, 2020 we amended Mr. Mattes’ employment agreement to increase his salary to $37,500 effective as of June 1, 2020. On June 30, 2022, we further amended Mr. Mattes’ employment agreement to increase his monthly salary to $41,667 effective as of July 1, 2022.

Mr. Mattes is also eligible to receive a bonus of up to 50% of his base salary based on performance parameters set by our Board and is also eligible for participation in our incentive compensation plans. Mr. Mattes received his full bonus of $225,000 for 2020 and a partial bonus of $146,250 for 2021. Mr. Mattes’ executive employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 12 months of his base salary in the event of his termination by us without cause or his resignation for good reason, as such terms are defined in the executive employment agreement. Mr. Mattes’ executive employment agreement is an “at will” agreement subject to termination by either party at any time and for any reason. The agreement contains customary provisions relating to intellectual property assignment, confidentiality and indemnification.

In August 2020, we granted Mr. Mattes options to purchase 152,000 shares of our common stock at an exercise price of $13.65 per share. The options vest over a four-year period, with 25% of the options vesting on the one anniversary of grant and the balance vesting thereafter in 12 equal quarterly installments.

Coleman Employment Agreement

We have entered into an executive employment agreement dated February 15, 2019 with Mr. Coleman pursuant to which he serves as our Chief Financial Officer. Initially, we compensated Mr. Coleman under the employment agreement at the rate of $16,666 per month, which was amended as of December 1, 2019 to increase Mr. Coleman’s salary to $21,666 per month, and further amended on September 24, 2020 to increase Mr. Coleman’s salary to $25,000 per month. On June 7, 2022, we further amended Mr. Coleman’s employment agreement to increase his salary to $26,500 per month effective June 16, 2022.

Mr. Coleman is eligible to receive a bonus of up to 30% of his base salary, commencing with calendar year 2019, based on performance parameters set by our Board, and is also eligible for participation in our incentive compensation plans. Mr. Coleman received his full bonus of $90,000 for 2020 and a partial bonus of $78,500 for 2021. Mr. Coleman’s employment agreement entitles him to reasonable and customary health insurance and other benefits, at our expense, and a severance payment in the amount of 12 months of his base salary in the event of his termination by us without cause or his resignation for good reason, as such terms are defined in the executive employment agreement. Mr. Coleman’s employment agreement is an “at will” agreement subject to termination by either party at any time and for any reason. The agreement contains customary provisions relating to intellectual property assignment, confidentiality and indemnification.

In August 2020, we granted Mr. Coleman options to purchase 40,000 shares of our common stock at an exercise price of $13.65 per share. The options vest over a four-year period, with 25% of the options vesting on the one anniversary of grant and the balance vesting thereafter in 12 equal quarterly installments.

Cano Employment Agreement

We have entered into an executive employment agreement dated December 18, 2019, which was later amended and restated as of September 24, 2020, with Mr. Cano pursuant to which he serves as our Chief Operating Officer and Vice President of Business Development. From December 2018 to September 2020, Mr. Cano was compensated for his services at the rate of $20,834 per month. Effective as of September 24, 2020, we amended Mr. Cano’s employment agreement to increase his salary to $27,084 per month. On June 7, 2022, we further amended Mr. Cano’s employment agreement to increase his salary to $28,334 effective June 16, 2022. Mr. Cano is entitled to receive a commission of 1% of net proceeds received by the Company, up to a maximum of $1,000,000 per calendar year, from sublicenses of patent rights, provided that with respect to any net proceeds from sublicenses for which the Company is obligated to pay a third-party a sales commission, Mr. Cano’s commission rate will be 0.5% of such net proceeds. Mr. Cano is eligible to receive an annual bonus of 20% of his base salary for meeting key performance requirements, quotas, and assigned objectives determined annually by the Board. Mr. Cano received his full bonus of $65,000 for 2020 and a partial bonus of $62,250 for 2021.

Pursuant to the employment agreement, Mr. Cano is eligible to participate in all benefits, plans, and programs, which are now, or may hereafter be, available to other executive employees of the Company. Mr. Cano’s employment agreement contains standard provisions concerning noncompetition, nondisclosure and indemnification.

In the event Mr. Cano’s employment with the Company is terminated by the Company without cause, or Mr. Cano resigns for good reason, the Company shall pay Mr. Cano, in addition to all other amounts then due and payable, twelve (12) additional monthly installments of his base salary, less statutory deductions and withholdings.

In June 2020, we granted Mr. Cano options to purchase 30,000 shares of our common stock at an exercise price of $5.81 per share. In August 2020, we granted Mr. Cano options to purchase 10,000 shares of our common stock at an exercise price of $13.65 per share. In September 2020, we granted Mr. Cano options to purchase 78,500 shares of our common stock at an exercise price of $14.06 per share. In September 2021, we granted Mr. Cano options to purchase 43,000 shares of our common stock at an exercise price of $7.93 per share. All options granted to Mr. Cano vest over a four-year period, with 25% of the options vesting on the one-year anniversary of grant and the balance vesting thereafter in 12 equal quarterly installments.

The employment agreements with our executive officers were unanimously approved by our full Board. No officer or employee of our Company was involved in the Board’s deliberation over the employment agreements of our executive officers, other Glenn Mattes, our chief executive officer.

Potential Payments upon Termination

As noted above, the officer employment agreements entitle each officer to reasonable and customary health insurance and other benefits, at our expense, and a severance payment based on their then annual salary and related benefits in the event of our termination of their employment without cause or their resignation for good reason.

If a qualifying involuntary termination had occurred on December 31, 2021, our executive officers would have been eligible to receive the following amounts:

Name	Type of Payment	Termination of Employment ($)	Change in Control ($)
Glenn Mattes	Cash Severance	$450,000	–
	Equity Acceleration	$–	$–

Kirk Coleman	Cash Severance	$300,000	–
	Equity Acceleration	–	$–

Christopher Cano	Cash Severance	$325,000	–
	Equity Acceleration	$–	$–

Outstanding Equity Awards at December 31, 2021

Set forth below is information concerning the equity awards held by our named executive officers as of December 31, 2021.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable[1]	Option Exercise Price ($)	Option Expiration Date
Glenn Mattes	21,170	–	$2.50	05/01/2028
	245,581	77,442	$2.50	09/26/2028
	166,434	166,434	$5.00	10/28/2029
	12,607	12,607	$5.00	11/28/2029
	47,500	104,500	$13.65	08/23/2030
	44,976	44,976	$5.00	11/28/2029

Kirk Coleman	53,750	56,250	$2.50	04/11/2029
	35,981	35,982	$5.00	10/28/2029
	2,960	2,960	$5.00	11/28/2029
	25,000	25,000	$5.16	12/19/2029
	12,500	27,500	$13.65	08/23/2030

Christopher Cano	5,843	2,657	$2.50	02/01/2029
	15,000	15,000	$5.16	12/19/2029
	11,250	18,750	$5.81	06/24/2030
	3,125	6,875	$13.65	08/23/2030
	24,531	53,969	$14.06	09/10/2030
	–	43,000	$7.93	09/21/2031

[1]	With regard to unexercisable options, 25% of the option award vests and first becomes exercisable on the first anniversary of the date of grant, with the remaining 75% of the option award vesting in 12 equal quarterly installments thereafter.

Director Compensation

We do not compensate any of our executive directors for their service as a director. We have adopted a non-employee director compensation policy pursuant to which our non-employee directors receive a quarterly $8,750 cash retainer, plus an additional $1,250 per quarter for serving as a chairman of any committee of the Board. We also reimburse our independent directors for their reasonable expenses incurred in connection with attending meetings of our Board. From time to time, we engage our executive directors to provide consulting services on our behalf and, as disclosed below, during 2021 we engaged Robert S. Mills to provide to us certain consulting services in the area of manufacturing and operations.

Set forth below is a summary of the compensation we paid to our non-executive directors during the year ended December 31, 2021. In reviewing the table, please note that:

●	Brandi Roberts was not appointed to the Board until March 2022; and

●	Malcolm Fairbairn resigned as a director in August 2022.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Aaron Fletcher, Ph.D.	$35,000	$–	(1)	$–		$35,000
Robert S. Mills	$35,000	$–	(2)	$100,000	(3)	$135,000
Stephen Rocamboli	$40,000	$–	(4)	$–		$40,000
Harlan Weisman, M.D.	$40,000	$–	(5)	$–		$40,000
Randy Thurman	$40,000	$–	(6)	$–		$40,000
Malcolm Fairbairn	$35,000	$–	(7)	$–		$35,000

(1)	As of December 31, 2021, an entity affiliated with Dr. Fletcher held warrants to purchase 139,429 shares of our common stock.
(2)	As of December 31, 2021, Mr. Mills held options to purchase 151,318 shares of our common stock.
(3)	Represents our payment of consulting fees to Mr. Mills during 2021.
(4)	As of December 31, 2021, Mr. Rocamboli held options to purchase 102,423 shares of our common stock.
(5)	As of December 31, 2021, Dr. Weisman held options to purchase 159,429 shares of our common stock.
(6)	As of December 31, 2021, Mr. Thurman held options to purchase 124,925 shares of our common stock.
(7)	As of December 31, 2021, Mr. Fairbairn held options to purchase 105,255 shares of our common stock.

The dollar amounts in the Option Awards columns above reflect the values of options as of the grant date for the years ended December 31, 2021, in accordance with ASC 718, Compensation-Stock Compensation and, therefore, do not necessarily reflect actual benefits received by the individuals. Assumptions used in the calculation of these amounts are included in Note 8 to our audited consolidated financial statements.

Equity Compensation Plan Information

We have adopted the TFF Pharmaceuticals, Inc. 2018 Stock Incentive Plan (“2018 Plan”) providing for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock and for the grant of restricted and unrestricted share grants. We reserved 3,284,480 shares of our common stock under the 2018 Plan. All officers, directors, employees and consultants to our company are eligible to participate under the 2018 Plan. The purpose of the 2018 Plan is to provide eligible participants with an opportunity to acquire an ownership interest in our company.

In September 2021, we adopted the TFF Pharmaceuticals, Inc. 2021 Stock Incentive Plan (“2021 Plan”), which was also approved by our stockholders at our annual meeting of stockholders held on November 4, 2021. The 2021 Plan provides for the grant of non-qualified stock options and incentive stock options to purchase shares of our common stock, the grant of restricted and unrestricted share awards and grant of restricted stock units. We reserved 4,200,000 shares of our common stock under the 2021 Plan. All of our employees and any subsidiary employees (including officers and directors who are also employees), as well as all of our nonemployee directors and other consultants, advisors and other persons who provide services to us will be eligible to receive incentive awards under the 2021 Plan.

The following table sets forth certain information as of December 31, 2021 about our stock plans under which our equity securities are authorized for issuance.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options	(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected In Column (a))
Equity compensation plans approved by security holders	2,893,839	$6.48	4,053,482
Equity compensation plans not approved by security holders	—	—	—
Total	2,893,839	$6.48	4,053,482

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Party Transactions, Promoters and Director Independence

Since January 1, 2020, we have not entered into any transactions where the amount exceeded the lesser of $120,000 or one percent (1%) of the average of our total assets as of December 31, 2021 and 2020 with any of our directors, officers, beneficial owners of five percent or more of our common shares, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a material financial interest, other than the compensatory arrangements with our executive officers and directors described elsewhere in this report.

We have adopted a policy that any transactions with directors, officers, beneficial owners of five percent or more of our common stock, any immediate family members of the foregoing or entities of which any of the foregoing are also officers or directors or in which they have a financial interest, will only be on terms consistent with industry standards and approved by a majority of the disinterested directors of our Board.

OTHER MATTERS

Section 16(A) Beneficial Ownership Reporting Compliance

Rules adopted by the SEC under Section 16(a) of the Exchange Act require our officers and directors, and persons who own more than 10% of the issued and outstanding shares of our equity securities, to file reports of their ownership, and changes in ownership, of such securities with the SEC on Forms 3, 4 or 5, as appropriate. Such persons are required by the regulations of the SEC to furnish us with copies of all forms they file pursuant to Section 16(a).

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to us during our most recent fiscal year, and any written representations provided to us, we believe that all of the officers, directors, and owners of more than 10% of the outstanding shares of our common stock complied with Section 16(a) of the Exchange Act for the year ended December 31, 2021.

Stockholder List

A list of stockholders eligible to vote at the Annual Meeting will be available for inspection, for any purpose germane to the Annual Meeting, at the principal executive office of the Company during regular business hours for a period of no less than ten (10) days prior to the Annual Meeting.

Forward-Looking Statements

This Proxy Statement contains “forward-looking statements” (as defined in the Private Securities Litigation Reform Act of 1995). These statements are based on our current expectations and involve risks and uncertainties, which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken by us. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those mentioned in the risk factors in Item 1A of our 2021 Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of banks and brokers with account holders who are our stockholders will be householding our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker, direct your written request to TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107, Attention: Investor Relations, or contact Investor Relations by telephone at (817) 438-6168; or find our materials posted online at https://tffpharma.com/. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their bank or broker.

Other Matters

We will also consider any other business that properly comes before the annual meeting, or any adjournment or postponement thereof. As of the record date, we are not aware of any other matters to be submitted for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named on the enclosed proxy card will vote the shares they represent using their best judgment.

Incorporation by Reference

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act, or the Exchange Act, which might incorporate future filings made by us under those statutes, the preceding Audit Committee Report will not be incorporated by reference into any of those prior filings, nor will any such report be incorporated by reference into any future filings made by us under those statutes. In addition, information on our website, other than our proxy statement, notice and form of proxy, is not part of the proxy soliciting materials and is not incorporated herein by reference.

By Order of the Board of Director

Aaron Fletcher, Ph.D. Chairman of the Board of Directors

Fort Worth, Texas

September 21, 2022

A copy of the Company’s Annual Report on Form 10-K filed with the SEC on March 24, 2022 is available without charge upon written request to: Corporate Secretary, TFF Pharmaceuticals, Inc., 1751 River Run, Suite 400, Fort Worth, Texas 76107.

TFF PHARMACEUTICALS, INC.

Annual Meeting of Stockholders

November 7, 2022 at 11:00 a.m. EST

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Glenn Mattes and Aaron Fletcher, with full power of substitution, as proxy to represent and vote all shares of Common Stock of TFF Pharmaceuticals, Inc. (the “Company”), which the undersigned will be entitled to vote if personally present at the virtual Annual Meeting of the Stockholders of the Company to be held on November 7, 2022, at 11:00 a.m. EST.

THE PROXIES ARE FURTHER AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

1. To elect seven (7) directors to serve as members of the Board of Directors of the Company until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	FOR	WITHHOLD		FOR	WITHHOLD

01. Aaron Fletcher, Ph.D.	☐	☐	05. Glenn Mattes	☐	☐
02. Brandi Roberts	☐	☐	06. Robert S. Mills	☐	☐
03. Stephen C. Rocamboli	☐	☐	07. Harlan Weisman, M.D.	☐	☐
04. Randy Thurman	☐	☐

2. To ratify the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022.

☐	FOR	☐	AGAINST	☐	ABSTAIN

This proxy, when properly executed, will be voted as directed. If no direction is made, the proxy shall be voted FOR each of the seven (7) nominees for director named in the Proxy Statement; and FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________________

Signature (Co-owner) __________________________________

Dated: ____________________, 2022

☐	Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend the virtual Annual Meeting.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

☐	Via Internet:

Login	to http://annualgeneralmeetings.com/tffpharma

Enter	your control number (12-digit number located below)

☐	Via Mail:

☐	Via Virtual Meeting:

The Company will be hosting the meeting live via the Internet this year. In order to attend and vote at the meeting, you must register in advance at https://register.proxypush.com/tffp prior to the deadline of November 6, 2022 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Annual Meeting and will permit you to submit questions.

☐	Via Fax:

(702) 433-1979

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., Eastern Time, on November 6, 2022.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.